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                                                                    EXHIBIT 10.2

                        AMENDMENT TO RETENTION AGREEMENT

     WHEREAS, Arch Capital Group Ltd., a Bermuda company (the "COMPANY"), and Arch Capital Group (U.S.) Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "SUBSIDIARY"), entered into a retention agreement (the "AGREEMENT"), dated as of January 4, 2002, with Robert Clements (the "DIRECTOR"); and capitalized terms used without definition herein have the meanings given to them in the Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties have agreed to amend the Agreement as follows, effective as of January 1, 2003:

     1. Section 2(a) of the Agreement shall be amended and restated in its entirety as follows:

          "Compensation for the Director's services shall be at an annual compensation rate equal to 50% of the then annual base salary of the Chief Executive Officer of the Company. The Director may also receive an annual cash bonus to be determined by the Board."

     2. Section 2(b) of the Agreement shall be amended and restated in its entirety as follows:

          "Such annual compensation for each year shall be payable in cash on a semi-monthly basis."

     3. Section 2(c) of the Agreement shall be deleted, and the phrase "of the Share Portion and Cash Portion" shall be deleted from Section 2(d) of the Agreement.

     4. All other provisions of the Agreement shall remain in full force and effect. This amendment may be executed in two or more counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this agreement on April 10, 2003.

                                       ARCH CAPITAL GROUP LTD.


                                       By:   /s/ John D. Vollaro
                                          ------------------------------------
                                          Name:  John D. Vollaro
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                       ARCH CAPITAL GROUP (U.S.) INC.


                                       By:   /s/ Peter A. Appel
                                          ------------------------------------
                                          Name:  Peter A. Appel
                                          Title: Vice Chairman


                                             /s/ Robert Clements
                                       ---------------------------------------
                                       Robert Clements